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                                    FORM 8-K
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: July 27, 1999


     Commission file number: 0-27992


                              ELAMEX, S.A. de C.V.
             (Exact name of registrant as specified in its charter)


           Mexico                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                           identification number)


  Avenida Insurgentes No. 4145-B Ote.
     Cd. Juarez, Chihuahua  Mexico                               C.P. 32340
(Address of principal executive offices)                         (Zip code)


                                 (915) 774-8252
               Registrant's telephone number, including area code
                                in El Paso, Texas


Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 [17 CFR 240.13a-11] or Rule 15d-11 [17 CFR 240.15d-11].


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Item 2. Acquisition or Disposition of Assets.


(a) On July 27, 1999, Elamex, S.A. de C.V. (the "Company") consummated the purchase of all of the common stock of Precision Tool, Die & Machine Company, Inc., a Kentucky corporation ("Precision"). The Company acquired the stock from the shareholders of the privately held company for U.S. $20.3 million in cash. The purchase price was determined through arm's length negotiations between the Company and such shareholders. None of the shareholders of Precision had any pre-existing relationship with the Company or any of its affiliates, directors, officers or associates.

     The purchase price was financed with cash on hand of the Company in the amount of U.S. $5.3 million and a loan agreement with General Electric Capital Corporation and Comerica Bank. Under such loan agreement ("the Facility") the Company borrowed U.S. $15.0 million. The Facility allows the Company to borrow up to 83.33% of a borrowing base reflecting the value of the Precision shares plus certain accounts receivable. The Facility extends through February 01, 2000 with an option to renew for an additional 6 months and bears interest at a floating rate of LIBOR + 3% per annum until February 01, 2001, then LIBOR + 3.5% thereafter. The Facility provides an option to the Company to borrow subsequent amounts in multiples of $2.5 million to a maximum of U.S. $20.0 million.


(b) Precision is a metal stamping business located in Louisville, Kentucky and the Company intends to use the acquired assets to continue Precision's established business.






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Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of the Business Acquired.

     As of the date of filing this Current Report on Form 8-K, it is impracticable to provide the financial statements of Precision as required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 75 days after July 27, 1999.


(b)  Pro Forma Financial Information.

     As of the date of filing this Current Report on Form 8-K, it is impracticable to provide the financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 75 days after July 27, 1999.


(c)  Exhibits.

     2 Stock Purchase Agreement dated as of July 15, 1999 among Elamex, S.A. de C.V. and Precision Tool, Die and Machine Company, Inc.

     10.1 Loan Agreement dated as of July 15, 1999 among Elamex, S.A. de C.V., General Electric Capital Corporation and Comerica Bank. (The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit or schedule to the attached Exhibit).

     10.2 First Amendment to Loan Agreement dated as of July 26, 1999 among Elamex, S.A. de C.V., General Electric Capital Corporation and Comerica Bank.

     10.3 Promissory Note among General Electric Capital Corporation and Elamex, S.A. de C.V.

     10.4 Promissory Note among Comerica Bank and Elamex, S.A. de C.V.

     99   Press Release Dated July 16, 1999.







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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Ciudad Juarez, Chihuahua, Mexico.

                                                     ELAMEX, S.A. de C.V.

Date: July 30, 1999                          By:      /s/ Hector Raynal
                                                      -----------------
                                                      Hector M. Raynal
                                           President and Chief Executive Officer
                                                 (Duly Authorized Officer)



Date: July 30, 1999                          By:     /s/ Carlos Martens
                                                     ------------------
                                                     Carlos D. Martens
                                               Vice-President of Finance and
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX


  Exhibit
   Number                            Description


     2 Stock Purchase Agreement dated as of July 15, 1999 among Elamex, S.A. de C.V. and Precision Tool, Die and Machine Company, Inc.

     10.1 Loan Agreement dated as of July 15, 1999 among Elamex, S.A. de C.V., General Electric Capital Corporation and Comerica Bank. (The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit or schedule to the attached Exhibit).

     10.2 First Amendment to Loan Agreement dated as of July 26, 1999 among Elamex, S.A. de C.V., General Electric Capital Corporation and Comerica Bank.

     10.3 Promissory Note among General Electric Capital Corporation and Elamex, S.A. de C.V.

     10.4 Promissory Note among Comerica Bank and Elamex, S.A. de C.V.

     99   Press Release Dated July 16, 1999.